UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0150
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2018. Shareholders holding 200,134,167 shares of the Company’s common stock, par value $1.00 per share (“Company Common Stock”), or 92.82%, of the 215,619,438 outstanding shares of Company Common Stock as of the record date for the Annual Meeting, were present at the Annual Meeting or were represented by proxy. The Company’s shareholders voted on three matters presented at the meeting, each of which is discussed in more detail in the Company’s definitive proxy statement mailed to its shareholders on or about March 12, 2018, and which received the requisite number of votes to pass. The voting results on the proposals considered at the Annual Meeting are provided below.

Proposal 1

The voting results of the proposal to elect eleven nominees to the Board of Directors of the Company to hold office until the Company’s 2019 Annual Meeting of Shareholders were as follows:

	For	Against	Abstain	Broker Non-Votes
Gina L. Bianchini	186,306,003	905,356	352,115	12,570,693
Howard D. Elias	186,030,264	1,202,675	330,535	12,570,693
Stuart J. Epstein	186,199,177	1,032,672	331,625	12,570,693
Lidia Fonseca	186,150,393	1,087,120	325,961	12,570,693
David T. Lougee	186,210,148	1,084,951	268,375	12,570,693
Scott K. McCune	186,062,621	1,152,659	348,194	12,570,693
Henry W. McGee	186,194,260	1,013,850	355,364	12,570,693
Susan Ness	186,304,505	937,343	321,626	12,570,693
Bruce P. Nolop	186,002,119	1,205,251	356,104	12,570,693
Neal Shapiro	185,769,362	1,475,686	318,426	12,570,693
Melinda C. Witmer	186,290,679	963,753	309,042	12,570,693

Proposal 2

The voting results of the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year were as follows:

For	Against	Abstain	Broker Non-Votes
196,038,256	3,919,075	176,836	0

Proposal 3

The voting results of the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers reported in the Company’s 2018 proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
175,068,254	11,699,387	795,833	12,570,693

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President, Associate General Counsel and Secretary

Date: May 1, 2018